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                                                                   Exhibit 10.46

                               FIRST AMENDMENT TO
                          SUBORDINATED PROMISSORY NOTES

         This First Amendment to Subordinated Promissory Notes (this "AMENDMENT") is entered into as of November 14, 2003 by and between Inverness Medical Innovations, Inc., a Delaware corporation (the "BORROWER") and the lenders whose names are set forth on the signature pages hereto (the "LENDERS").

                                    RECITALS

         WHEREAS, the Borrower, the Lenders and certain other parties entered into that certain Subordinated Note and Warrant Purchase Agreement dated as of September 20, 2002 (the "PURCHASE AGREEMENT").

         WHEREAS, pursuant to the Purchase Agreement, the Borrower issued Subordinated Promissory Notes, dated September 20, 2002 (the "NOTES"), in an aggregate principal amount of $20 million to the Lenders.

         WHEREAS, the Borrower entered into that certain Credit Agreement, dated as of November 14, 2002, among the Borrower, Wampole Laboratories, Inc., Inverness Medical (UK) Holdings Limited, General Electric Capital Corporation, as administrative agent, Keybank National Association, as documentation agent, GECC Capital Markets Group, Inc., as lead arranger, and certain other credit parties and lenders signatory thereto (the "CREDIT AGREEMENT").

         WHEREAS, the Credit Agreement was amended and restated as of August 27, 2003 in connection with the Borrower's acquisition of Applied Biotech, Inc. ("ABI"), and the Borrower incurred an additional $13.4 million of indebtedness under the Credit Agreement, as amended and restated, to finance the Borrower's acquisition of ABI.

         WHEREAS, the Credit Agreement, as previously amended and restated, was amended and restated as of September 30, 2003 in connection with the Borrower's acquisition of certain assets relating to several product lines of Abbott Laboratories (the "ABBOTT ASSETS"), and the Borrower incurred an additional $55.0 million of indebtedness under the Credit Agreement, as amended and restated, to finance the Borrower's acquisition of these assets.

         WHEREAS, the $68.4 million of indebtedness incurred by the Borrower to finance the acquisitions of ABI and the Abbott Assets constitutes "Senior Obligations" within the meaning of Section 3(a)(iv)(B) of the Notes.

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         WHEREAS, the Borrower may enter into one or more new debt transactions whereby it would repay some or all of its outstanding indebtedness under the Credit Agreement, as amended and restated, using the net proceeds from the new debt transactions.

         WHEREAS, the Borrower and the Lenders desire to amend the Notes in order to reflect their intention that the term "Senior Obligations" under the Notes includes indebtedness incurred to redeem, repay or refinance indebtedness constituting Senior Obligations within the meaning of Section 3(a)(iv)(B) of the Notes.

         WHEREAS, all capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Notes.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Amendment, and intending to be legally bound, the Borrower and the Lenders hereby agree as follows:

                              SECTION 1. AMENDMENT

         1.1. Clause (B) of the first sentence of Section 2(a)(iv) of each of the Notes that currently reads as follows:

                  "[The term "Senior Obligations" shall mean]. . . (B) any indebtedness of the Borrower incurred to finance the Borrower's acquisition (by merger, consolidation, stock purchase or otherwise) of a Person or the Borrower's acquisition of all or substantially all of the assets of a Person or all or substantially all of the assets of a division or line of business of a Person."

is amended and restated such that clause (B) of the first sentence of Section 2(a)(iv) of each of the Notes reads as follows:

                  "[The term "Senior Obligations" shall mean]. . . (B) (i) any indebtedness of the Borrower incurred after September 20, 2002 to finance the Borrower's acquisition (by merger, consolidation, stock purchase or otherwise) of a Person or the Borrower's acquisition of all or substantially all of the assets of a Person or all or substantially all of the assets of a division or line of business of a Person and (ii) any indebtedness of the Borrower incurred to redeem, repay or refinance any indebtedness described in clause (i) above or this clause (ii)."

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         1.2.     All other terms and conditions of the Notes shall be unchanged and remain in full force and effect.

         1.3. Pursuant to Section 8 of the Notes, the Lenders hereby consent to the amendment set forth in Sections 1.1 of this Amendment and, for the avoidance of doubt, acknowledge that such amendment is intended to apply to all of the Notes, not only the Notes held by the Lenders.

              SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS

         2.1. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. The Borrower represents and warrants to, and covenants with, the Lenders that (i) the Borrower has full right, power, authority and capacity to enter into this Amendment and has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) the Borrower is duly organized, validly existing and in good standing under the laws of the State of Delaware, and (iii) upon the execution and delivery of this Amendment, this Amendment shall constitute a valid and binding obligation of the Borrower enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         2.2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE LENDERS. Each Lender represents and warrants to, and covenants with, the Borrower that (i) such Lender has full right, power, authority and capacity to enter into this Amendment and has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) if such Lender is an entity, such Lender is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and (iii) upon the execution and delivery of this Amendment, this Amendment shall constitute a valid and binding obligation of such Lender enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                            SECTION 3. MISCELLANEOUS

         3.1. EFFECTIVENESS. This Amendment is subject to, and will only become effective upon, (i) Lenders holding greater than 50% of the aggregate principal amount outstanding under the Notes signing this Amendment, and (ii) the Borrower obtaining the prior written consent of the Senior Agent, as defined in the Subordination Agreement, to this Amendment. The Borrower will notify the Lenders of the date on which this Amendment becomes effective.

         3.2. GOVERNING LAW. This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts

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without regard to its principles of conflicts of laws. Any dispute arising out of or relating to this Amendment shall be filed and prosecuted in any court of competent subject matter jurisdiction located in Massachusetts. The Borrower and the Lenders hereby consent to the personal jurisdiction of such courts over them, stipulate to the convenience, fairness and efficiency of proceeding in such courts, and covenant not to assert any objection to proceeding in such courts based on any alleged lack of jurisdiction or any alleged inconvenience, unfairness or inefficiency of such courts.

         3.3. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument. One or more counterparts of this Amendment may be delivered via facsimile transmission, with the intention that they shall have the same effect as an original counterpart hereof.

         3.4. COMPLETE AGREEMENT. This Amendment, together with the Notes, as amended by this Amendment, constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.


                  [Remainder of page intentionally left blank]

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         IN WITNESS WHEREOF, the undersigned executed this Amendment as of the day and year first above written.


                                       BORROWER:

                                       INVERNESS MEDICAL INNOVATIONS, INC.


                                       By:  /s/ Christopher  Lindop
                                           -------------------------------------
                                          Name:   Christopher J. Lindop
                                          Title: Chief Financial Officer


                            [BORROWER SIGNATURE PAGE]

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         IN WITNESS WHEREOF, the undersigned executed this Amendment as of the day and year first above written.


                                 *See Schedule of Lender Signatories below
                                 -----------------------------------------------
                                 [Name of Lender]


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                             [LENDER SIGNATURE PAGE]

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                  Schedule of Lender Signatories

LENDER

Adele Zuckerman

AJAC Partnership

Alan D. Schreiber

Alan S. Fitz

Ambrose Logging Co., Inc.

Anna and Erwin Klingsberg

Anthony J. Bernardo

Arthur Fertman, PSRP/RO

Barry S. Potter

Beth Semel

Brookside Institute for Psychotherapy Employees
Retirement Plan, Rhoda L. Marks, Trustee

Bruce Levy, MPPP

Bruce M. Male

Bruce McPherson

Bruce Osterling

Carolyn Ellis

Charles and Judith Huizenga, PSRP, Trustees

Charles C. Orr

Colin M. Peddie

DAC Associates Trust U/A/D 11/21/83 As Amended 7/01/02

David  H. Wegman

David Cooper, Defined Ben.

David M. Link

Dean M. Boylan, Jr.

Deborah Larrison and Dennis Larrison
Derek C. Polonsky, MD and Cathie S. Ragovin, MD PCPSRP,
Derek C. Polonsky and Cathie S. Ragovin,
Trustees

Dermatology Associates of Concord, Inc. Profit Sharing
Retirement PlanTerry Hadley Trustee

Dinah Bodkin

Dorairaju Thavaseelan

Douglas Alcaide
Dwight B. Richardson Testamentary Trust, Gary B.
Richardson TTEE

Edward F. Eagan
Edward F. Eagan, Trustee Edward F. Eagan Money
Purchase Pension Plan

Edward F. Parsons, MD PSRP A/C Edward F. Parsons (RO)
Edward F. Parsons, Trustee

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Edwin A. Murray, Jr. 1995 Trust U/A/D 6/27/95, Edwin A.
Murray, Jr. and Caroline D. Murray, TTEE

Edwina O. and Charles T. Comiso Trust U/A DTD 1/26/96,
Edwina O. and Chalres T. Comiso, Trustees

Ernest A. Carabillo Jr.
Everest Properties II, LLC Money Purchase Revision Plan
FBO Robert Kohorest

Faye Van Wert
First Trust A83Corporation, Trustee FBO John Glode, Jr.
IRA+A133

First Trust Corporation Trustee FBO Craig Zuckerman, IRA

First Trust Corporation Trustee FBO Donald Sherman IRA
First Trust Corporation Trustee FBO Suzanne Levine Friend
IRA

First Trust Corporation, FBO Edward McCall, Jr. - IRA

First Trust Corporation, Trustee FBO Roy E. Kent - IRA

George Howell

George Monter

Gladys I. Dratch

Glode Grandchildren Trust, Willian Glode, Trustee

Guy E. and Andrea G. Fincke

Ira B. Tager

Jagat S. Sisodia

James and Florence Harris

James F. and Diana H. Matthews

Jay Pearlstein

Jeanne-Marie Boylan

Jennifer K. Coplon

John A. Hirst

John B. Glode

John F. Levy

John T. Ridley

Jonathan Adler

John Widly

Joseph W. Odlum, Jr.

Kankere T. Mahesh

Kathleen Eagan

Lawrie W. Okurowski

LeRoy Schecter

Leslie Boden, Money Purchse Pension Plan, Leslie I. Boden and Jidth A. Yanof, Trustees

Lexington Medical Associates, Inc. MPPP/ PSRP Transfer accts., Richard Zangara, Trustee

Linda Fialkoff

Lorraine Woodrow

Lowell Anesthesiology, PSRP

Machelle M. Seibel

Margaret Hixon

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Maria Wood

Marie Michelle McCarthy

Mark and Sandra Parent

Mark Tannenbaum

Mary Picott

Mary Young

Matthews Living Trust UTA dated 03/11/99, Richard N.
Matthews and Valerie Matthews, Trustees

Merrill G. Liteplo

Michael A. Ervolini and Carol A. Facella

Michael Pugliese

Michael Singer

Ming C. Lash

Mitchel B. Craner, Esq. Profit Sharing Plan U/A 1/15/85,
Mitchell Craner, Trustee

Nicolas J. Kaufman, Productions, Money Purchase Pension

Nicolas Kaufman, Trustee

Patricia Alcaide

Patrick and Linda M. Latcham

Paul S. Van Wallegham

Peter A. Lemay

Peter L. Geller

Ralph Freidin

Raymond L. Page, PSRP
Retirement Accounts, Inc., Trustee FBO Allen A. Mitchell
IRA
Retirement Accounts, Inc., Trustee FBO Arnold R. Soslow
IRA
Retirement Accounts, Inc., Trustee FBO David S. Thorpe
IRA

Retirement Accounts, Inc., Trustee FBO Doris O. Wong IRA

Retirement Accounts, Inc., Trustee FBO Edward Tober IRA
Retirement Accounts, Inc., Trustee FBO Kenneth DeMay
IRA
Retirement Accounts, Inc., Trustee FBO Mary R. Scott IRA
Retirement Accounts, Inc., Trustee FBO Michael Wiedman
IRA

Retirement Accounts, Inc., Trustee FBO Peter D. Kliem IRA
Retirement Accounts, Inc., Trustee FBO Seymour Saltzman
IRA
Retirement Accounts, Inc., Trustee FBO Thomas Puschak
IRA

Retirement Accounts, Inc., Trustee FBO William K. Durr
IRA

Retirement Accounts, Inc., Trustee Inc. FBO Charles P.
Giersch IRA

Retirement Accounts, Inc., Trustee Inc. FBO Gerald McCue
Retirement Accounts, Inc., Trustee Inc. FBO Harry
Kaloustian
Retirement Accounts, Inc., Trustee Inc. FBO Vincent
DeAngelis
Retirement Accounts, Inc., Trustee Inc., FBO Allan M.
Greenspan IRA

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Richard and Brenda Albright

Richard and Jennifer Russell

Robert G. Ayres
Robert G. Stewart, Profit Sharing Trust, Robert G. Stewart,
Trustee

Robert Lotz

Robert M. Armstrong

Rolf and Claire Ketelaar

Zwanziger Family Ventures, LLC
Roy E. Kent Revocable Trust, DTD 08/08/98, Roy E. Kent
Trustee

Samuel D. Osherson Self-Employed Retirement Plan,
Samuel Osherson, Trustee

Sara A. Sherman 2002 Trust, Leon Okurowski, Trustee

Sara Sherman

Sharon Seibel

Stephen S. Hilzenrath, Profit Sharing Retirement Plan,
Stephen S. Hilzenrath, Trustee
Steven Krugman, Money Purchase Pension Plan, Steven
Krugman, Trustee

Steven M. Peltzman

Sue Beth Mazer
Susan Ham Todd 1998 Revocable Trust DTD 04/24/98,
Susan Ham Todd, Trustee

Tallman Eye Associates PC, PSRP, Carter Tallman, TTEE

The Cardiovascular Specialists, LCC MPPP FBO David
Urbach, Thomas Sbarra Trustee

The Cardiovascular Specialists, LLC MPPP FBO Thomas
Sbarra, Thomas Sbarra Trustee

Thomas C. King

Thomas Winters and Lori Mandler
US Boston Corp. PSRP U/A DTD 10/1/84, Leon Okurowski,
Trustee A/C Leon Okurowski

Vito R.S.Cardone

Walker Shields, MPPP

Willard L. Umphrey Revocable 1996 Revocable Trust U/A/D
03/26/96, Willard L. Umphrey Trustee

William Pieranunzi, III, Money Purchase Pension Plan,
William Pieranunzi, III, Trustee

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